UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CITIZENS HOLDING COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Citizens Holding Company

521 Main Street

Philadelphia, Mississippi 39350

March 21, 2006

Dear Fellow Shareholder:

On behalf of the board of directors, we cordially invite you to attend the 2006 Annual Meeting of Shareholders of Citizens Holding Company. The Annual Meeting will be held beginning at 4:30 p.m., Central time, on Tuesday, April 25, 2006, at the main office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350. The formal notice of the Annual Meeting appears on the next page.

The Annual Meeting has been called for the following purposes: (1) to set the number of directors to serve on the board at nine; (2) to elect three Class I directors, each for a three-year term; (3) to elect one Class III director, to serve a two-year term; (4) to ratify the board of directors’ appointment of the Company’s independent public accountants for the fiscal year ending December 31, 2006; and (5) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. We are first distributing this proxy statement and accompanying proxy card to our shareholders on or about March 21, 2006. We urge you to review this proxy statement and each of the proposals carefully. Regardless of the number of shares you own, it is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your board of directors recommends a vote “FOR” each proposal.

We are gratified by our shareholders’ continued interest in Citizens Holding Company and are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

Sincerely,

/s/ Greg L. McKee
Greg L. McKee
President and Chief Executive Officer

Citizens Holding Company

521 Main Street

Philadelphia, Mississippi 39350

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	4:30 p.m., Central time, on Tuesday, April 25, 2006

PLACE	The Citizens Bank of Philadelphia 521 Main Street Philadelphia, Mississippi 39350

ITEMS OF BUSINESS	(1) To set the number of directors to serve on the board at nine.

(2) To elect three Class I directors who will each serve a three-year term expiring in 2009.

(3) To elect one Class III director who will serve a two-year term expiring in 2008.

(4) To consider and act upon a proposal to ratify and approve the selection of HORNE LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

(5) To transact any other business that may properly come before the annual meeting or any adjournments thereof.

RECORD DATE	You can vote if you are a shareholder of record as of the close of business on March 15, 2006.

ANNUAL REPORT	Our 2005 Annual Report, which is not a part of the proxy solicitation material, is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. Please mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

By Order of the Board of Directors

/s/ Carolyn K. McKee
Carolyn K. McKee
Secretary

Philadelphia, Mississippi

March 21, 2006

CITIZENS HOLDING COMPANY

PROXY STATEMENT

i

CITIZENS HOLDING COMPANY

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, APRIL 25, 2006

This proxy statement is furnished to the shareholders of Citizens Holding Company in connection with the solicitation of proxies by the board of directors, for use at the 2006 Annual Meeting of Shareholders to be held at 4:30 p.m., Central time, on Tuesday, April 25, 2006, at the Company’s main office, 521 Main Street, Philadelphia, Mississippi 39350, and any adjournments or postponements thereof. In this proxy statement, Citizens Holding Company is referred to as “Citizens,” “we,” “our,” “us,” or “the Company,” and The Citizens Bank of Philadelphia is referred to as “the Bank.”

VOTING YOUR SHARES

Who is soliciting proxies from the shareholders?

The board of directors of the Company is soliciting the enclosed proxy. The proxy provides you with the opportunity to vote on the proposals presented at the annual meeting, whether or not you attend the meeting.

What will be voted on at the annual meeting?

The enclosed proxy provides the opportunity for you to specify approval, disapproval or abstention for the following proposals:

1.	The setting of the number of directors on the board of directors at nine;

2.	The election of three Class I directors to serve until the expiration of their respective three-year term, or until their successors are elected and qualified;

3.	The election of one Class III director to serve until the expiration of his two-year term, or until his successor is elected and qualified; and

4.	The ratification of the board’s appointment of HORNE LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

For each proposal to elect directors, you may vote for all of the nominees in each class for election as director, for one or more nominees in each class but not the others (to the extent more than one director is to be elected), or withhold your vote for all nominees in that class. For the remaining proposals, you may vote for the approval of the proposal or against its approval, or you may abstain from voting on the proposal. The proxy card also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the annual meeting. Each proposal is a separate matter for the shareholders to vote on, and no one proposal’s approval is subject to or conditioned upon the approval of any other proposal.

Who bears the cost of the proxy solicitation?

The Company generally bears all costs of soliciting proxies. We have retained and pay a fee to American Stock Transfer and Trust Company to act as the Company’s registrar and transfer agent and to assist in the solicitation of proxies, but the Company pays no separate compensation solely for the solicitation of proxies. We intend to solicit proxies primarily through the use of the mail. Our directors, officers and employees may solicit proxies by telephone, mail, facsimile, via the Internet or overnight delivery service. These individuals will not receive separate compensation for these services. We will also, in accordance with the regulations of the Securities and Exchange Commission (the “SEC”), reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Who can vote at the annual meeting, and how are votes cast?

Our board of directors fixed the close of business on Wednesday, March 15, 2006, as the record date for our annual meeting. Only shareholders of record on that date were entitled to receive notice of and to vote at the annual meeting. As of March 15, 2006, the Company’s only outstanding class of securities was common stock, $.20 par value per share. On that date, the Company had 22,500,000 shares authorized, of which 5,012,278 shares were outstanding.

You can vote either in person at the annual meeting (if you, rather than your broker, are the record holder of the stock) or by proxy, whether or not you attend the annual meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and either return it in the enclosed postage-paid envelope in time for the Company to receive it prior to the annual meeting or attend the annual meeting and return the proxy at that time.

How many votes must be present to hold the annual meeting?

A “quorum” must be present to hold the Company’s annual meeting. A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. Your shares, once represented for any purpose at the annual meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if you abstain from voting with respect to any matter brought before the annual meeting.

How many votes does a shareholder have per share?

Our shareholders are entitled to one vote for each share held, except that as to the proposal to elect directors, shareholders may cumulate their votes. Cumulative voting is described below.

What vote is required for approval of proposals at the annual meeting?

For all proposals brought before the annual meeting, except the election of directors, each proposal is approved if the votes cast in favor of the proposal are greater than the votes cast opposing the proposal. The vote required to elect directors is described below.

How are directors elected?

At the annual meeting, you will consider a proposal to elect three Class I directors and a proposal to elect one Class III director. Directors are elected by plurality vote; the candidates in each class who receive the highest number of votes cast, up to the number of directors in that class to be elected, are elected. You may cumulate your votes to elect directors in a particular class.

Cumulative voting entitles you to give one nominee in a class a number of votes equal to the number of directors in that class to be elected multiplied by the number of shares you hold or to distribute your total votes, computed on the same principle, among all or several nominees in the class. For example:

•	There are three nominees for election as Class I directors. If you own ten shares, you have thirty votes for Class I directors. You can elect to allocate the thirty votes among the Class I directors by casting all votes for a single director or by dividing the votes between the three nominees in any proportion.

The proxy holders will vote shares represented by proxies for the election of the board’s nominees for Class I directors and the board’s nominee for Class III director, to the extent the proxies do not contain voting instructions with respect to the election of directors. Furthermore, the proxy holders will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the board in such manner as they may determine, to the extent an executed proxy does not withhold authority to vote for the election of directors or for any particular nominee or provide specific instructions regarding the allocation of votes.

How will the proxy be voted, and how are votes counted?

When your proxy card is returned, properly signed and dated, the proxy holders will vote the shares represented by the proxy at the annual meeting as you instructed on the card, including any adjournments or postponements of the meeting. If your proxy card is signed, but no instructions are given, the proxy holders will vote the shares represented by the proxy at the annual meeting as follows:

1.	“FOR” setting the number of directors to serve on the board of directors at nine;

2.	“FOR” the election of nominees Don L. Fulton, Donald L. Kilgore and Herbert A. King as Class I directors, each to serve a three-year term;

3.	“FOR” the election of nominee David P. Webb as a Class III director, to serve a two-year term; and

4.	“FOR” the approval of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Under Mississippi law, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote “cast” and is counted neither “for” nor “against” the matter subject to the abstention. As noted above, to the extent that they possess discretionary voting authority, the proxy holders are expected to cumulate votes in such a manner as to elect all of the board’s nominees for Class I director (since only one Class III director is to be elected, and thus each share is entitled to only one vote for the Class III director, the allocation of cumulative votes among Class III director nominees is not applicable).

If you hold your shares in a broker’s name (sometimes called “street name” or “nominee name”), you must provide voting instructions to your broker. If you do not provide instructions to your broker, the shares will not be voted on any matter on which your broker does not have discretionary authority to vote. A vote that is not cast for this reason is called a “broker non-vote.” We will treat broker non-votes as shares present for the purpose of determining whether a quorum is present at the meeting, but we will not consider broker non-votes present for purposes of calculating the vote on a particular matter, nor will we count broker non-votes as a vote FOR or AGAINST a matter or as an abstention on the matter.

Can a proxy be revoked?

Yes. You can revoke your proxy at any time before it is voted. You revoke your proxy by giving written notice to the secretary of the Company before the annual meeting or by granting a subsequent proxy. If you, rather than your broker, are a record holder of our stock, a proxy can also be revoked by appearing in person and voting at the annual meeting. Written notice of the revocation of a proxy should be delivered to the following address: Secretary, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

STOCK OWNERSHIP

Does any person own more than 5% of the Company’s common stock?

The following table sets forth as of March 8, 2006, each person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act”) known to the Company to be the beneficial owner of more than 5% of the outstanding shares of our common stock. Beneficial ownership has been determined under Rule 13d-3 promulgated under the Exchange Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Herbert A. King 101 Littlejohn Lane Starkville, MS 39759	381,093 (2)	7.6%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
The Molpus Company 502 Valley View Drive Philadelphia, MS 39350	388,749(3)	7.8%

(1)	Based upon 5,012,278 shares of Company common stock outstanding as of March 8, 2006.
(2)	Includes 132,868 shares owned by Mr. King’s children as to which he shares voting and investment power with his wife, 158,987 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power, and 5,186 shares owned by K&D, L.P., a Mississippi limited partnership of which Mr. King and his spouse are the controlling general partners and as to which shares Mr. King and his spouse share voting and investment power.
(3)	Based upon a Schedule 13G/A filed by The Molpus Company on February 14, 2002 with the SEC. Such Schedule 13G/A indicates that The Molpus Company possesses sole voting and investment power with respect to the shares of Company common stock it owns.

How much stock do the directors and executive officers of the Company beneficially own?

The following table includes information about the common stock owned by our directors, nominees and executive officers, as of March 8, 2006, including their name, position and the number of shares beneficially owned. Unless otherwise noted, these persons have sole voting power and investment power with respect to the listed shares (subject to any applicable community property laws). The address of each director and executive officer is the address of our executive offices.

	Amount and Nature of Beneficial Ownership
	Direct	Options Exercisable Within 60 Days	Other		Total	Percent of Class
Directors and Nominees:
Karl Brantley	15,240	11,550			26,790	*
Don L. Fulton	14,727	11,250			25,977	*
Donald L. Kilgore	3,115	7,500			10,615	*
David A. King	75,597	10,800	6,696	(1)	93,093	1.9%
Herbert A. King	73,252	10,800	297,041	(2)	381,093	7.6%
William M. Mars	30,000	13,800			43,800	*
David P. Webb	23,245	10,650			33,895	*

	Amount and Nature of Beneficial Ownership
	Direct	Options Exercisable Within 60 Days	Other		Total	Percent of Class
A.T. Williams	4,294	1,500			5,794	*

Named Executive Officers:
Greg L. McKee	6,946	33,750	1,225	(3)	41,921	*
Robert T. Smith	20,393	14,250			34,643	*

Other Executive Officers:
All directors, nominees and executive officers as a group (10 persons) :	266,809	125,850	304,962		697,621	13.6%

*	Less than 1% of the outstanding common stock.
(1)	Includes 1,484 shares owned by David King’s spouse who exercises sole voting and investment power with respect to the shares and as to which Mr. King disclaims beneficial ownership; also includes 5,212 shares owned by his children as to which Mr. King shares voting and investment power with his wife.
(2)	Includes 132,868 owned by his children as to which Herbert King shares voting and investment power with his wife; includes 158,987 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power; also includes 5,186 shares owned by K&D, L.P., a Mississippi limited partnership of which Mr. King and his spouse are the controlling general partners and as to which shares Mr. King and his spouse share voting and investment power.
(3)	Also a director of the Company. Includes 1,225 shares owned by Mr. McKee’s spouse in a retirement account of which Mr. McKee is the beneficiary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and the American Stock Exchange reports of ownership of Company securities and changes in their ownership on Forms 3, 4 and 5. SEC rules require officers, directors and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the 2005 fiscal year, any Form 5 and amendments thereto furnished to the Company with respect to the 2005 fiscal year, and certain written representations made by the Company’s directors and officers, we have determined that the Form 3 filing for Mr. Williams required upon his election to the board of directors in 2005 was delinquent and the Form 4 filings required for each of our directors reporting the single grant of stock options to them in 2005 was also delinquent. A Form 5 has been filed in all instances to correct the delinquencies.

BOARD OF DIRECTORS

How many directors serve on the board, and who are the current directors?

A total of nine directors currently serve on our board. There are three classes of directors. Currently, four directors are in Class I, three directors are in Class II and two directors are in Class III. Under the board of director’s proposals described later in this proxy statement, one director who is currently a Class I director has been nominated for election as a Class III director. This action has been taken to equalize the size of each class of directors as near as practicable, as required under the Company’s Articles of Incorporation. Therefore, if all of the board’s nominees for election as director are elected by the shareholders, there will be three directors in Class I, three directors in Class II and three directors in Class III.

The term of office of a Class I director expires at the 2006 annual meeting, the term of office of a Class II director expires at the 2007 annual meeting, and the term of office of a Class III director expires at the 2008 annual meeting. The following table provides certain information about the current directors of the Company:

Name	Age	Director Since	Business Experience During Past Five Years
Don L. Fulton (Class I)	59	1994	Mr. Fulton has been President and General Manager of Nemanco, Inc., a company primarily engaged in garment manufacturing, since 1977.

Donald L. Kilgore (Class I)	56	2001	Mr. Kilgore has been the Attorney General for the Mississippi Band of Choctaw Indians since March 2005. Prior to that time, he was engaged in the practice of law for twenty-six years as a partner of the law firm of Alford, Thomas and Kilgore.

Herbert A. King (Class I)	54	1997	Mr. King has served as an engineer with King Engineering, Inc., a company primarily engaged in general civil engineering and land surveying, since 1990.

David P. Webb (Class I)	46	1998	Mr. Webb has been engaged in the practice of law since 1988 as a partner of the law firm of Phelps Dunbar LLP.

Name	Age	Director Since	Business Experience During Past Five Years
Karl Brantley (Class II)	69	1992	Mr. Brantley retired in March, 2004. Prior to his retirement, he was Plant Manager at U.S. Electrical Motors, a Company primarily engaged in the manufacture of commercial electric motors, beginning in 1982.

David A. King (Class II)	51	1997	Mr. King has been the proprietor of Philadelphia Motor Company, a company primarily engaged in wholesale and retail auto parts sales, since 1977.

Greg L. McKee (Class II)	44	2001	Mr. McKee has been employed as President and Chief Executive Officer of the Company and as Chief Executive Officer of the Bank since January 1, 2003. He has been employed as President of the Bank since January, 2002. He was previously employed as an Executive Vice President, Senior Vice President and Vice President of the Bank prior to that time.

William M. Mars (Class III)	68	1982	Mr. Mars was an attorney who engaged in the practice of law as a partner of the law firm of Mars, Mars, Mars & Chalmers, P.A. from 1982 until his retirement in January of 2003.

A.T. Williams (Class III)	59	2005	Mr. Williams, a CPA, has been the proprietor of A.T. Williams, CPA, since 1981. He is a member of the American Institute of Certified Public Accountants and the Mississippi Society of Certified Public Accountants.

Are the directors independent?

Our board has determined that each of Don L. Fulton, Donald L. Kilgore, Herbert A. King, David P. Webb, Karl Brantley, David A. King, William M. Mars and A.T. Williams is an independent director for purposes of Section 121(A) of the American Stock Exchange listing standards. All of the continuing directors also presently serve on the board of directors of the Bank.

There are no family relationships between any director, executive officer or persons nominated to become a director, except that David A. King and Herbert A. King are brothers.

How are directors compensated?

During 2005, each director of the Company, including Mr. McKee who is an employee of the

Company and the Bank, received an annual retainer of $12,900, a year-end payment of $1,075 and an additional $125 for each board meeting attended. Directors who serve on the Bank’s loan committee received an additional $50 per month and an additional $50 year-end bonus.

The Company maintains a stock option plan for the benefit of the Company’s nonemployee directors, called the “1999 Directors’ Stock Compensation Plan.” During 2005, each nonemployee director was granted options to purchase 1,500 shares of the Company’s common stock, at an exercise price of $20.00 per share, which was the fair market value of the stock on the date of grant. The options were granted on April 27, 2005 and became exercisable on October 28, 2005.

Directors may elect to participate in the Directors’ Deferred Fee Plan maintained by the Bank. A participating director may elect to defer all or part of his fees to a bookkeeping account for a ten-year deferral period. Benefits under the plan are equal to the amount credited to each director’s individual account, including interest. Interest is credited at 130% of Moody’s Average Corporate Bond Rate, which was 9.62% in 2005, for directors whose participation in the plan commenced on or before April 28, 1987. Interest is credited at 100% of such rate, which was 6.54% in 2005, for all other participating directors. Benefits are generally payable when a director attains age 70. The Bank has elected to purchase individual life insurance policies to fund its obligations under the plan.

How many meetings did the board hold during 2005?

The board of directors of the Company meets monthly, generally in a joint session with the board of directors of the Bank. During 2005, the board met 16 times. There were 12 regular monthly meetings and 4 special meetings. Each director attended at least 75% of all meetings held by the board and the committees on which he served. The members of the board of directors who are independent directors for purposes of Section 121(A) of the American Stock Exchange listing standards met in executive session 1 time in 2005.

The board does not have a policy regarding director attendance at the annual meeting. Last year, all of the directors attended the annual meeting, and we expect that all directors will attend this year’s annual meeting.

What committees has the board of directors established?

The board of directors has established an audit committee, a compensation committee and a nominating committee.

Who serves on the audit committee, and what are its responsibilities?

A. T. Williams (Chairman), Karl Brantley, Don L. Fulton, and Herbert A. King are the members of the audit committee. The board has determined that each member of the audit committee is an independent director for purposes of Section 121(A) of the American Stock Exchange listing standards and that each meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act. The board has determined that A. T. Williams qualifies as an “audit committee financial expert” as such term is defined under SEC regulations.

The board has adopted a written charter for the audit committee. The charter was most recently amended on July 21, 2003. A copy of the amended charter was attached as Appendix A to our definitive proxy statement dated March 23, 2004 for the 2004 Annual Meeting of Shareholders.

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. The audit committee’s duties and responsibilities include the following:

•	Appointing (which includes the power to dismiss), compensating and overseeing the Company’s independent auditors;

•	Monitoring the integrity of the Company’s financial reporting process and system of internal controls;

•	Monitoring the independence and performance of the Company’s independent auditors and internal auditing department;

•	Reviewing and establishing internal policies and procedures regarding audits, accounting and other financial controls;

•	Reviewing the adequacy of the Company’s internal controls and determining whether new controls or procedures are necessary;

•	Pre-approving all auditing and permitted non-audit services provided by the Company’s independent auditors;

•	Providing an avenue of communication among the Company’s independent auditors, management, the internal auditing department, and the board of directors; and

•	Establishing procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

During 2005, the audit committee held 8 meetings.

Who serves on the compensation committee, and what are its responsibilities?

In the second quarter of 2004, the board established a compensation committee and appointed Donald L. Kilgore (Chairman), Don L. Fulton and William M. Mars as the members of the compensation committee. The board has determined that each member of the compensation committee is an independent director for purposes of Section 121(A) of the American Stock Exchange listing standards. The compensation committee is responsible for approving the compensation of the executive officers of the Company and the Bank, reviewing compensation plans relating to executive officers and directors, determining other benefits under the Company’s compensation plans, and performing general reviews of the Company’s compensation policies. Their findings are presented to the full board for ratification.

The compensation committee held 6 meetings in 2005.

Who serves on the nominating committee, and what are its responsibilities?

The members of the nominating committee are William M. Mars (Chairman), David P. Webb and Herbert A. King. The board has determined that each member of the nominating committee is an independent director for purposes of Section 121(A) of the American Stock Exchange listing standards. The nominating committee has adopted a charter. Although the charter is not available on the Company’s website, a copy of the charter is attached as Appendix A to this proxy statement.

The nominating committee is responsible for interviewing, evaluating, nominating and recommending individuals for membership on the Company’s board of directors and the board’s committees. The nominating committee prepared the slate of candidates for election at the 2006 annual meeting and presented this list to the full board for their approval.

The nominating committee seeks recommendations from the Company’s existing directors to identify potential candidates to fill a vacancy on the board. The nominating committee will also consider nominees who are recommended by the Company’s shareholders. The nominating committee evaluates all nominees for election as a director of the Company, whether such individuals are recommended by the Company’s current directors, by shareholders or otherwise, using the following criteria:

•	The candidate’s independence for purposes of the American Stock Exchange listing standards and SEC rules;

•	The candidate’s financial sophistication for purposes of service as a member of the audit committee;

•	The candidate’s experience in banking, or in marketing, finance, legal, accounting or other professional disciplines;

•	The candidate’s capacity and desire to represent the best interests of the shareholders as a whole and not a special interest group or constituency;

•	The candidate’s familiarity with and participation in the local community and prominence and reputation in his or her profession; and

•	The candidate’s record of honest and ethical conduct, personal integrity and independent judgment.

Our bylaws require that shareholders’ nominations be made in writing and delivered or mailed to the president of the Company not less than 14 or more than 50 days prior to the annual meeting at which the election of directors is to be held. Shareholder recommendations should be made in writing and be delivered to the nominating committee at the following address: President, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350. The recommendation must be accompanied by evidence of the shareholder’s ownership of shares of Company common stock. A nominee for election as director at this year’s annual meeting must be received no later than April 11, 2006, while a nominee for election as director at the 2007 annual meeting of shareholders must be received by the nominating committee no later than April 10, 2007.

The nominating committee held 3 meetings in 2005.

How does the board respond to shareholder questions?

The board has not adopted a formal procedure that you must follow to send communications to it. However, the board does receive communications from shareholders, from time to time, and addresses the communications as appropriate. You can send communications to the board by contacting the Company’s Treasurer, Robert T. Smith, in one of the following ways:

•	In writing, to Citizens Holding Company, 521 Main Street Philadelphia, Mississippi 39350, Attention: Robert T. Smith, Treasurer;

•	By email at rsmith@netdoor.com; and

•	By phone at (601) 656-4692.

If you request information or ask questions that can more efficiently be addressed by management, the Treasurer will respond to your questions. The Treasurer will forward to the audit committee any shareholder communication concerning employee fraud or accounting matters. The Treasurer will forward to the full board any communication relating to corporate governance or requiring action by the board.

Are any directors or executive officers indebted to the Bank?

Certain directors and officers of the Company, businesses with which they are associated and members of their immediate families are customers of the Bank and have had transactions with the Bank in the ordinary course of the Bank’s business. In the opinion of the board of directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

What related party transactions involve the board of directors?

The Company and the Bank engaged in certain transactions in 2005 with the Company’s directors, which are summarized below:

•	The Company employed Phelps Dunbar LLP to represent the Company in various legal areas, including tax audits, employee benefits, civil lawsuit defense and general corporate law. David Webb, a current director of the Company and the Bank, is a partner of Phelps Dunbar LLP.

•	The Bank employed Alford, Thomas and Kilgore to represent the Bank in several legal areas, including title certificates, garnishment proceedings, civil lawsuit defense and general law. Donald L. Kilgore, a current director of the Company and the Bank, was a partner of Alford, Thomas and Kilgore until March 2005 when he left to become Attorney General for the Mississippi Band of Choctaw Indians.

The Company expects that these firms will continue to represent the Company and the Bank on similar matters in the future.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Who are the executive officers of the Company?

Greg L. McKee and Robert T. Smith are the Company’s only two executive officers. Information about the age, position and experience of Mr. Smith is listed below. Because Mr. McKee is also a member of our board, information about Mr. McKee appears previously under the heading “Board of Directors.” Both of our executive officers are appointed annually by the board of directors and serve at the discretion of the board.

Name	Age	Position
Robert T. Smith	54	Mr. Smith has been employed as Treasurer and Chief Financial Officer of the Company since February 1996. He has been employed by the Bank as Senior Vice President and Chief Financial Officer since January 2001. Prior to that, he served as Vice President and Controller of the Bank from 1987 to 2001 and Assistant Vice President of the Bank from 1986 to 1987.

How does the Company compensate its executive officers?

The following Summary Compensation Table describes the compensation earned or paid to our chief executive officer and our other named executive officer:

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options (#)	All Other Compensation
Greg L. McKee President and Chief Executive Officer of the Company	2005	$192,500	$45,000	$15,475	(1)	7,500	$23,326	(2)
	2004	175,000	40,000	16,025		7,500	20,462
	2003	135,000	40,000	14,175		7,500	18,884
Robert T. Smith(3) Treasurer and Chief Financial Officer of the Company	2005	$110,000	$15,500	—		3,500	$12,995	(4)
	2004	100,000	15,000	—		3,500	16,232

(1)	Represents the amount paid to Mr. McKee in the form of cash directors’ fees.

(2)	For 2005, includes Company matching and profit sharing contributions in the amount of $21,375 under the Citizens Bank Profit Sharing and Savings Plan; and the value of group life insurance premiums in the aggregate amount of $1,951.
(3)	Mr. Smith was not a named executive officer prior to 2004.
(4)	For 2005, includes Company matching and profit sharing contributions in the amount of $11,295 under the Citizens Bank Profit Sharing and Savings Plan; and the value of group life insurance premiums in the aggregate amount of $1,700.

Do executive officers receive equity compensation?

Yes. The Company maintains a stock option plan, the 1999 Employees’ Long-Term Incentive Plan, which provides for the grant of options and the award of restricted stock to employees of the Company and the Bank. The Company has reserved for grant, award or issuance under the plan 7% of our issued and outstanding common stock, as determined from time to time. At December 31, 2005, 347,712 shares were reserved under the plan. As of December 31, 2005, options grants representing an aggregate of 194,950 shares of the Company’s common stock have been made; no restricted stock has been awarded. The following table provides information about stock option grants made to the named executives during 2005:

Option Grants in 2005

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in 2005	Exercise or Base Price	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
					5%	10%
Greg L. McKee	7,500	17.2%	$21.05	3/22/2015	$99,287	$251,612
Robert T. Smith	3,500	8.0%	$21.05	3/22/2015	$46,334	$117,419

(1)	Option grants are made to selected officers of the Company at the discretion of the board of directors, usually on a yearly basis. These options are priced at the closing stock price on the American Stock Exchange for a share of the Company’s common stock on the day of the grant. These options may be exercised starting six months and one day from date of grant and must be exercised within a ten year period. Options may be exercised in whole or in part upon payment of the option price to the Company. The plan provides that the grantee may tender other owned shares of Company stock with a fair market value equal to the option price in lieu of cash.

(2)	Potential realizable value assumes that our common stock appreciates at the rates shown above (compounded annually) from the grant date until the expiration date. Based upon the assumed rates, the stock price at the expiration date would be $34.29 per share, assuming a 5% annual increase, and $54.60 per share, assuming a 10% annual increase. These calculations are based upon rates specified by the SEC and do not represent the Company’s estimate of the future growth of the stock price of the Company.

The following table provides information about the unexercised options that the named executive officers held on December 31, 2005. Our named executive officers did not exercise any options in 2005.

Aggregated Option Exercises in 2005

and Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the- Money Options at December 31, 2005 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Greg L. McKee	0	$0	26,250	0	$120,878	0
Robert T. Smith	0	$0	10,750	0	$50,573	0

(1)	Based upon the closing sales price of the Company’s common stock on the American Stock Exchange as of December 31, 2005, of $22.55 per share, less the option exercise price payable per share.

Does the Company have any agreements with its named executive officers?

Yes. The Bank has entered into a change in control agreement with its chief executive officer, Greg L. McKee, effective as of January 1, 2003. In the event a change in control occurs, Mr. McKee will be paid an amount equal to 2.99 times his average annual compensation for the five whole calendar years immediately preceding the year of the change in control. The payment will be made in 12 equal monthly installments commencing on the first business day of the month next following the date of the change in control. Based upon Mr. McKee’s current compensation, the aggregate amount of the payments to be made over a one-year period is $527,735.

The term “change in control” is defined in the agreement to include the following events:

•	Any person or group becomes the direct or indirect beneficial owner of more than 50% of the Bank’s outstanding voting stock;

•	As a result of a merger or consolidation of the Bank, less than 50% of the surviving corporation’s outstanding voting securities are owned by the Company;

•	A transfer of substantially all of the property of the Bank other than to an entity in which the Bank owns at least 50% of the voting stock; or

•	The majority of the Bank’s board of directors is replaced without recommendation or approval of a majority of the incumbent board.

REPORT OF THE COMPENSATION COMMITTEE

In the second quarter of 2004, the board of directors established a compensation committee. Messrs. Fulton, Kilgore (Chairman) and Mars are the members of the compensation committee, and each of them have been determined by the board to be independent directors for purposes of Section 121(A) of the American Stock Exchange listing standards. The compensation committee is responsible for setting the amount of compensation of the Company’s executive officers, including the chief executive officer, developing executive benefit plans and establishing other employee benefit plans or programs for the benefit of the Company’s and the Bank’s executive officers.

Compensation Goals and Program Components. The Company’s executive compensation program presently consists of three components: base salary, a short-term cash incentive, and long-term, equity-based incentives. The determinations with respect to each executive officer’s salary, bonus and long-term incentives are primarily based upon the performance of the Company and the individual in the previous year, as well as an analysis of industry and peer group standards and regional and national economic considerations. These determinations are also influenced by advice from external legal counsel, from time to time, and by survey data produced by independent third parties. In addition, a compensation consultant was retained in 2005 to assist in determining the appropriate level of compensation for the Company’s executive officers.

In 2004, prior to the time when the compensation committee became fully operative, the full board of directors determined the base salary for the Company’s chief executive officer, as disclosed on the Summary Compensation Table, and its other executive officers. The compensation committee determined 2005 bonuses and long-term incentives.

Base Salary. The compensation committee is responsible for setting the base salary of its executive officers, including the chief executive officer. Base salary is reviewed annually and is subject to adjustment based upon individual performance and changes in the regional competitive market.

In determining the chief executive officer’s salary, the chief executive officer’s performance will be reviewed using the following four measures:

•	The Company’s financial goals, which are quantitative measures related to the Company’s overall earnings, return on assets, earnings per share, stock value, and loan and deposit growth at the Bank, among other measures;

•	Improvement in qualitative measures, such as the chief executive officer’s relationship with the Company’s stockholders and Bank personnel as well as with the board of directors;

•	Progress toward the Company’s strategic goals, which in 2005 included a reorganization of the Bank’s structure, including the appointment of a senior loan officer, and advancement of the Bank’s expansion plans; and

•	The base salary paid to chief executive officers of banks similar in size to the Bank as provided by the Company’s compensation consultant, with a goal of having base salary somewhat below the average of regional, competitive banks.

The chief executive officer also ordinarily addresses the committee and discusses his performance. Base salary is then determined without the chief executive officer present. Although the compensation committee gives slightly more weight to quantitative financial measures, and overall Bank earnings in particular, each other measure or group of measures plays a substantial role in determining the chief executive officer’s base salary. No weighting system is assigned to the measures.

As noted above, during 2004 the full board of directors (in lieu of the compensation committee) set the chief executive officer’s 2005 base salary. Using the above-described process the chief executive officer’s base salary for 2005 was set at $192,500, effective January 1, 2005, which was 10.0% more than his base salary in 2004. During 2005, the compensation committee, also using the process described above, set the chief executive officer’s 2006 base salary at $202,500, effective January 1, 2006, which is 5.2% more than his base salary in 2005.

Annual Cash Incentive. Executives and employees are eligible to receive annual cash bonuses. Bonuses are awarded based upon an analysis of individual and Company performance. There are no pre-established performance goals or objectives. Based on the continued improvement of the Company’s earnings and on account of services rendered to the Company in 2005, the chief executive officer received a bonus in the amount of $45,000, which is 23.4% of his 2005 base salary.

Long-Term Incentives. The Company has established a long-term incentive plan, called the “1999 Employees’ Long-Term Incentive Plan,” which permits the grant of stock options and restricted stock. During 2005, the chief executive officer received a grant of incentive stock options in the aggregate amount of 7,500 options. The grant was made in recognition of his service as a member of the Company’s board of directors and as the chief executive officer of the Company. The exercise price of the options is the fair market value of Company common stock on the date of grant, or $21.05 per share, with respect to options granted on March 22, 2005. Each option grant is first exercisable six months and one day following the date of grant.

Other Compensation and Benefits. The Company maintains a number of broad-based benefit plans in which the executive officers participate, including a group medical plan and the Citizens Bank Profit Sharing and Savings Plan. These plans are intended to provide basic health and retirement benefits to all of the Company’s employees. The Company has also entered into a change in control agreement with its chief executive officer. Based on his current salary, if a change in control occurs, the chief executive officer will be paid an aggregate amount of approximately $537,735.

Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million in a taxable year the deduction a company may claim for compensation paid to its chief executive and four other highest paid officers, unless certain performance-based conditions are met. Base salary and incentive bonuses are subject to the limitation. Options granted under the long-term incentive plan have been granted at fair market value. As a result, the value of the options is deemed performance-based and is not subject to the limitation. Based on the treatment of the options as performance-based, the board does not anticipate the payment of any compensation to an executive officer that would be affected by the limit.

Donald L. Kilgore, Chairman

Don L. Fulton

William M. Mars

March 10, 2006

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

With respect to 2005 compensation, our entire board of directors, except for any director who was also an employee of the Company, participated in deliberations concerning the compensation of the Company’s executive officers. David P. Webb is a partner in a law firm that received legal fees from the Company in 2005 as described earlier in this proxy statement under the heading “Board of Directors.”

Don L. Fulton, Donald L. Kilgore and William M. Mars are the members of the board’s compensation committee, which determined the compensation for the Company’s executive officers in 2006. None of the members of the compensation committee were officers or employees of the Company or any of its subsidiaries during 2005 or were formerly officers of the Company. Until March 2005, Donald L. Kilgore was a partner of a law firm that received legal fees from the Company as described earlier in this proxy statement under the heading “Board of Directors.”

STOCK PERFORMANCE GRAPH

The following performance graph compares the performance of the Company’s common stock to the AMEX Market Index and to a peer group of 73 other regional bank holding companies for the Company’s reporting period. The graph assumes that the value of the investment in the Company’s common stock and each index was $100 at December 29, 2000 and that all dividends were reinvested. All information relating to the Company’s common stock in the performance graph has been adjusted to give effect to the three-for-two stock split of the Company’s common stock effective January 2, 2002.

Performance Graph

December 31, 2000 - December 31, 2005

	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/30/2005
Citizens Holding Company	100.00	151.08	149.07	219.99	203.03	230.02
AMEX Market Index	100.00	125.76	134.60	171.85	197.60	200.49
Regional-Southeast Banks	100.00	95.39	91.58	124.66	142.75	157.43

(1)	The bank holding companies included in the peer group are as follows: Alabama National Bancorp, AmSouth Bancorporation, Appalachian Bancshares, Atlantic Southern Financial, Auburn National Banc Inc., Banc Corporation, Bancorpsouth Inc., Banctrust Financial Group, Bank of the Ozarks Inc., Beach First National Bankshares, Britton & Koontz Capital Corporation, Capital Bancorp Inc., Capitalsouth Bancorp, Cardinal Financial Corp., Centerstate Banks of Florida, Citizens First Corp., Citizens National Corp, Civitas Bankgroup, Inc., Colonial Bancgroup CLA, Community Bancshares Inc., Community First Bancorp (South Carolina), Community First Financial Corporation, Community National Bancorp, Community Trust Bancorp Inc., Compass Bancshares Inc., Cornerstone Bancshares, Crescent Banking Company, Eastern Virginia Bankshares, Farmers Capital Bank Corporation, Fauquier Bancshares Inc., First Bancshares Inc. (Mississippi), First Community Bank Corp, First Financial Service Corp, First Horizon National, First M&F Corporation, First National Bancshares, First Security Bancorp, FNB Corporation (Florida), FNB Corporation (Virginia), Four Oaks Fincorp, FPB Bancorp Inc, Freedom Bank Bradenton, Globe Bancorp Inc., Hancock Holding Co., Heritage Financial Group, Horizon Bancorporation, Iberiabank Corporation, Metairie Bank & Trust (Louisiana), Midsouth Bancorp Inc, Minden Bancorp Inc., Mountain National Banc, Nature Coast Bank Cry RV, NB&T Financial Group, NBC Capital Corporation, Nexity Financial Corp, Penseco Financial Services Corp., Peoples Banctrust Co., Pinnacle Bancshares Corp., Pinnacle Financial Partners, Premier Financial Bancorp, Regions Financial Corp., Renasant Corporation, Republic Bancorp Inc. CLA, S.Y. Bancorp Inc., Security Bank Corp, Simmons First National. Corp., Southcoast Financial, Stonegate Bank (Florida), Trustmark Corp., United Bancorp of Alabama, United Security Bancshares, and Whitney Holding Corporation.

Source: Hemscott, Richmond Virginia

There can be no assurance that the Company’s common stock performance will continue in the future with the same or similar trends depicted in the performance graph above. The Company does not and will not make or endorse any predictions as to future stock performance.

REPORT OF THE AUDIT COMMITTEE

The following “Report of the Audit Committee” shall not be deemed to be proxy “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, other than provided in Item 7(d)(3)(v) of Regulation 14A-101. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the preparation, consistency and fair presentation of the financial statements, the accounting and financial reporting process, the systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is also responsible for its assertion on the design and effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States of America to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and for expressing an opinion on the conformity of the financial statements of the Company with accounting principles generally accepted in the United States of America. The internal auditors are responsible to the audit committee and the board of directors for testing the integrity of the financial accounting and reporting control systems and such other matters as the audit committee and the board of directors determine.

In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2005, and management’s assertion on the design and effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, with management. The discussion addressed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee held 8 meetings during 2005.

The committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements of the Company with generally accepted accounting principles, their judgments as to the quality of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including, without limitation, the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU §380). In addition, the committee has received the written disclosures and the letter from the independent auditors required by

Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with the independent auditors the auditors’ independence from management and the Company, and has considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements and management’s assertion on the design and effectiveness of internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC.

The members of the audit committee are:

A. T. Williams, Chairman

Karl Brantley

Don L. Fulton

Herbert A. King

March 7, 2005

PROPOSAL NOS. 1, 2 AND 3 – SIZE OF THE BOARD AND THE

ELECTION OF DIRECTORS

Proposals Nos. 1, 2 and 3 relate to the size of our board of directors and the election of three Class I directors and one Class III director to the board of directors.

Proposal 1: Setting the Number Of Directors on the Board at Nine

The board of directors currently consists of nine directors divided into three classes, with members of each class elected for a three-year term. The terms of the three classes are staggered in a manner so that only one class is elected by the shareholders annually. Our Articles of Incorporation provide for a board of directors consisting of not less than nine nor more than 25 directors and require the shareholders to set the actual number of directors to serve on the board at the annual meeting each year.

Proposal No. 1 sets the number of directors to serve on the board for the ensuing year at nine.

How does Proposal No. 1 affect the election of directors?

If the shareholders approve Proposal No. 1, the number of directors will be fixed at nine. Three Class I directors will be elected, each to serve a three-year term, and one Class III director will be elected, to serve a two-year term. If the shareholders do not approve Proposal No. 1, the number of directors on the board will also be nine, as fixed by the shareholders at the 2005 annual meeting, with three Class I directors and one Class III director to be elected.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to setting the number of directors to serve on the board, the proxy holders will vote the proxies received by them FOR setting the number of directors to serve on the board at nine.

The board of directors unanimously recommends a vote “FOR” setting the number of directors to serve on the board at nine.

Proposal No. 2 – Election of Three Class I Directors

The board has nominated Don L. Fulton, Donald L. Kilgore and Herbert A. King for election as Class I directors to serve until the 2009 annual meeting or until their successors are duly elected and qualified. All of the nominees for Class I directors currently serve as members of our board of directors; information about their age and experience is provided above.

The nominating committee of the Company recommended the above three directors for re-election to the board of directors as Class I directors.

What happens if a shareholder has submitted a nominee for election as director?

As described above in the discussion of Proposal No. 1, whether or not shareholders approve Proposal No. 1, the board of directors will be composed of nine directors, with three Class I directors and one Class III director to be elected at the 2006 annual meeting. In the election of Class I directors, three Class I directors will be elected from the candidates listed above and any candidate that a shareholder has properly submitted as a nominee for election. Shareholders will be entitled to three votes for each share held and may cumulate votes. As of the date of this proxy statement, the Company has not been advised that a shareholder intends to submit a nominee for election as a Class I director, and the proxy holders will not have discretionary authority to vote for any nominee submitted by a shareholder.

The three Class I nominees receiving the highest number of votes cast will be elected to serve as Class I directors. Cumulative voting is described above under the heading “Voting Your Shares.”

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the election of Class I directors, the proxy holders will vote the proxies received by them for the board’s nominees for Class I director listed above. In addition, the proxy holders will possess the authority to cumulate votes and distribute them among the board’s nominees in their discretion, to the extent that a shareholder does not provide instructions regarding how to cumulate votes or withhold authority to vote for the election of directors generally or for any particular nominee.

If for any reason one or more of the nominees named above is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the board’s nominees cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

The Company’s board of directors unanimously recommends a vote FOR the election of Don L. Fulton,

Donald L. Kilgore and Herbert A. King as Class I directors to the board of directors.

Proposal No. 3 – Election of One Class III Director

The board has nominated David P. Webb for election as a Class III director to serve until the 2008 annual meeting or until his successor is duly elected and qualified. Mr. Webb currently serves as a Class I director on our board of directors; information about his age and experience is provided above. Mr. Webb has been nominated for election as a Class III director at the 2006 annual meeting so that, if elected, each of the board’s three classes of directors will be equal in size as near as practicable, as required under the Company’s Articles of Incorporation.

The nominating committee of the Company recommended Mr. Webb for re-election to the board of directors as a Class III director.

What happens if a shareholder has submitted a nominee for election as director?

As described above in the discussion of Proposal No. 1, whether or not shareholders approve Proposal No. 1, the board of directors will be composed of nine directors, with three Class I directors and one Class III director to be elected at the 2006 annual meeting. In the election of one Class III director, one Class III director will be elected from Mr. Webb and any candidate that a shareholder has properly submitted as a nominee for election. Shareholders will be entitled to one vote for each share held and may cumulate votes (with only one director to be elected, however, cumulative voting and non-cumulative voting are the same). As of the date of this proxy statement, the Company has not been advised that a shareholder intends to submit a nominee for election as a Class III director, and the proxy holders will not have discretionary authority to vote for any nominee submitted by a shareholder.

The Class III nominee receiving the highest number of votes cast will be elected to serve as the Class III director.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the election of the Class III director, the proxy holders will vote the proxies received by them for Mr. Webb. Since only one Class III director is to be elected, each share of our common stock is entitled to only one vote for the Class III director. Thus, the allocation of cumulative votes among nominees is not applicable.

If for any reason Mr. Webb is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate nominated by the board.

The Company’s board of directors unanimously recommends a vote FOR the election of

David P. Webb as a Class III director to the board of directors.

PROPOSAL NO. 4 – APPOINTMENT OF HORNE LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who are the Company’s auditors?

HORNE LLP, an independent registered public accounting firm, has served as auditor of the Company since December 31, 1998. The audit committee has appointed HORNE LLP to serve as auditor for the fiscal year ending December 31, 2006. Although the appointment of an independent auditor does not require approval by the shareholders, the board of directors has chosen to submit its selection for ratification by the shareholders. The audit committee, however, reserves the right to change independent auditors at any time, notwithstanding shareholder approval.

A representative of HORNE LLP is expected to attend the annual meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

What fees were paid to the auditors in 2004 and 2005?

Fees related to services performed for the Company by HORNE LLP in fiscal years 2005 and 2004 are as follows:

	2005	2004
Audit Fees (1)	$162,300	$186,520
Audit-Related Fees (2)	14,323	12,000
Tax Fees (3)	20,780	12,975
All Other Fees	—	—

Total	$197,403	$211,495

(1)	Audit fees include fees and expenses associated with the audit of the Company’s annual financial statements, the reviews of the financial statements in the Company’s quarterly reports on Form 10-Q, and regulatory and statutory filings. Approximately $67,500 in 2004 was related to the audit of internal controls under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees primarily include professional services rendered for the audit of our employee benefit plans and technical accounting, consulting and research.
(3)	Tax fees and expenses include tax compliance services, tax advice, and tax planning assistance, all of which were pre-approved by the audit committee. All tax fees were permissible tax fees under SEC rules.

In accordance with the procedures set forth in its charter, the audit committee pre-approves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its independent auditor prior to engagement for the services, subject to the de minimis exceptions for non-audit services permitted by SEC rules and regulations. For fiscal years 2005 and 2004, none of the fees listed under Audit-Related Fees, Tax Fees or All Other Fees were covered by the de minimis exception. The chairman of the audit committee has been delegated the authority by the committee to pre-approve the engagement of the independent auditors when the entire committee is unable to do so. The chairman must report all such pre-approvals to the entire audit committee at the next committee meeting.

What are the voting procedures?

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the ratification of the appointment of the independent accountants, the proxy holders will vote FOR the ratification of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

The board of directors has unanimously approved the appointment of HORNE LLP as the Company’s independent registered public accounting firm and recommends a vote “FOR”

ratification of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

SHAREHOLDER PROPOSALS

Shareholders having proposals that they desire to present at next year’s annual meeting of shareholders of the Company should submit such proposals to the Company. If they desire that such proposals be included in the Company’s proxy statement relating to such meeting, then the shareholders must deliver the proposals to the Company no later than November 21, 2006. To be included in the Company’s proxy statement, all submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The board of directors directs interested shareholders to that rule. Proposals should be addressed to Greg L. McKee, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

If a shareholder of the Company wishes to present a proposal at the 2006 annual meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement, the shareholder must give written notice to the Company at the address above. Such notice must be received no later than April 11, 2006. If a shareholder wishes to present a proposal for next year’s annual meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement, the shareholder must give written notice to the Company at the address noted above not later than April 11, 2007. If a shareholder fails to provide timely notice of a proposal to be presented at either the 2006 annual meeting or the 2007 annual meeting, as applicable, the proxies designated by the board of directors of the Company will have discretionary authority to vote on such proposal.

OTHER MATTERS

As of the time this proxy statement was printed, management of the Company was unaware of any other matters to be brought before the annual meeting other than those set forth herein. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Upon written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the Company, without charge, will provide an additional copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Requests should be mailed to Robert T. Smith, Treasurer and Chief Financial Officer, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

By Order of the Board of Directors,

/s/ Greg L. McKee
March 21, 2006	Greg L. McKee, President and
Chief Executive Officer

Appendix A

Citizens Holding Company

Nominating Committee

Charter

As of April 26, 2005

Citizens Holding Company

Nominating Committee Charter

Organization

The Board of Directors shall designate annually a Nominating Committee (the “Committee”) comprised of three or more directors. The Members of the Committee shall be “independent directors” as determined in accordance with the rules and regulations of the American Stock Exchange and shall also comply with and satisfy all other applicable laws, rules, regulations and requirements. Members of the Committee may be removed at any time by the Board of Directors in its sole discretion.

The Committee shall elect a Chairman of the Committee annually. The Chairman shall determine the agenda and length of meetings and shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee.

Purpose

The purpose of the Committee is (i) to identify individuals qualified to serve on the Board of Directors and (ii) to recommend to the Board of Directors nominees to be considered for election as Directors of the Company at the Company’s next annual meeting of shareholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors.

Meetings

The Committee shall meet as often as it deems necessary or appropriate to carry out its responsibilities, and may, in its sole discretion, form and delegate authority to subcommittees (comprised only of Committee members) in furtherance of such responsibilities. The Chairman of the Committee, the Chairman of the Board or the President of the Company may call meetings of the Committee. All such meetings shall be conducted in a manner consistent with provisions of the By-Laws of the Company governing meetings of the full Board of Directors with regard to quorum, notice and waiver thereof. Meetings may be held at any time or place and in any manner, including telephonically, permitted by the Company’s By-Laws for meetings of the full Board of Directors. Written minutes of each such meeting shall be duly filed in the Company’s records, and minutes of the Committee’s most recent meeting shall be distributed prior to a Committee meeting to each member of the Committee for such member’s review. Members of the Committee are expected to make all reasonable efforts to attend each meeting.

Powers and Responsibilities

The Committee shall:

(1)	Establish, and periodically review, criteria and qualifications for Board membership (“Board Membership Criteria”), including standards for assessing independence and financial expertise. Current Board Membership Criteria includes, among other things:

a.	The candidate’s independence under American Stock Exchange listing standards and SEC rules;

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b.	The candidate’s financial sophistication for purposes of service as a member of the Company’s audit committee;

c.	The candidate’s experience in banking, or in marketing, finance, legal, accounting or other professional disciplines;

d.	The candidate’s capacity and desire to represent the interests of the shareholders as a whole and not a special interest group or constituency;

e.	The candidate’s familiarity with and participation in the local community and prominence and a reputation in his or her profession; and

f.	The candidate’s record of honest and ethical conduct, personal integrity and independent judgment.

(2)	Actively seek to identify individuals to serve on the Board of Directors who satisfy the Board Membership Criteria. The Committee shall also consider written proposals for director nominees submitted by Company shareholders in accordance with the By-Laws.

(3)	Review the skills and characteristics required of directors in the context of the current composition of the Board, and assess the contributions and independence of each incumbent director in light of such review to determine whether to recommend such director for reelection to the Board.

(4)	Recommend to the Board of Directors (a) the size of the Board of Directors to be proposed for approval by the shareholders of the Company at the Company’s next Annual Meeting of Shareholders and (b) the slate of nominees for election as directors at the Company’s next Annual Meeting of Shareholders or for appointment by the Board to fill an existing or newly created vacancy on the Board of Directors.

(5)	Identify qualified members of the Board of Directors to serve on each board committee and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors. This shall include advising the Board of Directors on the rotation of committee members and chairman and on committee structure and operations. In addition, the Committee may designate a member of the Committee to attend the meetings of any other Board committee ex officio with the concurrence of the chairman of such other committee.

The Committee shall report regularly to the Board of Directors.

Additional Powers and Responsibilities

The Committee shall have the authority to take any and all appropriate actions necessary to discharge its responsibilities. In particular, the Committee shall have (i) the authority to engage and obtain advice and assistance from advisors, including independent or outside legal counsel, accountants or auditors, (ii) sole authority to retain and/or terminate any search firm, including those used to identify individuals qualified to serve on the Board of Directors, and (iii) the sole authority to approve the fees and other retention terms of any such engagement, the exercise of each of the foregoing powers as the Committee determines in its sole discretion is necessary or appropriate to carry out its duties. The Company in accordance with its normal business practices shall pay all fees and costs of such advisors promptly. The Committee shall have access to Company personnel and documents and to the Company’s legal counsel, accountants and internal and external auditors.

The Committee shall, on an annual basis, review and reassess the adequacy of this Charter and conduct an evaluation of the Committee’s own performance during such past year. The results of this evaluation shall be reported to the Board of Directors.

The Committee shall perform such other activities as the Committee or the Board of Directors may from time to time deem necessary or appropriate.

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REVOCABLE PROXY

This Proxy is Solicited on Behalf of the Board of Directors of

CITIZENS HOLDING COMPANY

The undersigned does hereby nominate, constitute and appoint WILLIAM M. MARS and GREG L. MCKEE, or either of them (each with full power to act alone and with full power of substitution), as their true and lawful attorney, to vote this proxy. The undersigned also hereby authorizes said individuals to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2006 or any adjournment(s) or postponement(s) thereof, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side and subject to the rules and regulations of the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder, with full power to vote all shares of Common Stock of Citizens Holding Company held of record by the undersigned on March 15, 2006. Absent specific instructions from the undersigned, this proxy authorizes the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees for election in each class of director listed on the reverse side as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company’s Board of Directors. I acknowledge receipt of the Company’s notice and accompanying Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NOS. I AND IV, “FOR” EACH OF THE NOMINEES FOR CLASS I DIRECTORS AND “FOR” THE NOMINEE FOR CLASS III DIRECTOR.

IMPORTANT- This proxy must be signed and dated on the reverse side.

Annual Meeting of Shareholders of

CITIZENS HOLDING COMPANY

April 25, 2006

Please date, sign and mail your proxy card

in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

PROPOSAL NO. I: To set the number of directors to serve on the Board of Directors at nine.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. II: To elect three Class I directors.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐    FOR ALL EXCEPT (See instructions below)

Nominees:	Don L. Fulton	O	___________
	Donald L. Kilgore	O	___________
	Herbert A. King	O	___________

PROPOSAL NO. III: To elect one Class III director.

☐ FOR NOMINEE David P. Webb	☐ WITHHOLD AUTHORITY FOR David P. Webb

INSTRUCTION: To withhold authority to vote for any individual nominee(s) for Class I director, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here. To withhold authority to vote for David P. Webb for Class III director, mark “WITHHOLD AUTHORITY FOR DAVID P. WEBB.” If you desire to cumulate your votes in Proposal No. I, please do so in the blanks following each name (since there is only one Class III director to be elected, and thus shareholders have one vote per share, cumulative voting for the Class III director is the same as non-cumulative voting). Cumulative voting is described in the section of the proxy statement entitled “Voting Your Shares.”

PROPOSAL NO. IV: To ratify the selection of HORNE LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted by the individuals designated on this proxy “FOR” the nominees for Class I directors, “FOR” the nominee for Class III director, and “FOR” Proposal Nos. I and IV. If you improperly cumulate your votes for the nominees for Class I directors, the individuals designated on this proxy will allocate such votes in a manner that they deem in their sole discretion most accurately reflects your intentions. Such allocations shall be final. The individuals designated on this proxy will vote in their discretion on any other matter that may properly come before the meeting, subject to the rules and regulations promulgated by the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder.

Signature of Shareholder:

Date:                     , 2006

Signature of Shareholder:

Date:                     , 2006

NOTE: Please sign name exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.